UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2006

MEDTOX SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On May 25, 2006, MEDTOX Scientific, Inc. held its Annual Meeting of Stockholders. The presentation to stockholders is attached as Exhibit 99.1.

Item 8.01.	Other Events

On May 25, 2006, MEDTOX Scientific, Inc. held its Annual Meeting of Stockholders. Stockholders elected two incumbent directors, Samuel C. Powell, Ph.D. and Robert A. Rudell, MBA, to a three-year term expiring in 2009. Dr. Powell and Mr. Rudell, join Richard J. Braun, MBA, JD, MEDTOX’s chairman of the board, president and chief executive officer, Brian P. Johnson, MBA, and Robert J. Marzec, MBA, CPA, whose terms expire in 2007 and 2008, as directors on the MEDTOX five-member board of directors.

Stockholders also approved a proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.

(b)	Proforma financial information. Not applicable.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. presentation to stockholders, dated May 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date: May 30, 2006	By:	/s/ Richard J. Braun
	Name:	Richard J. Braun
	Title:	Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. presentation to stockholders, dated May 25, 2006.

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